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Exhibit 10.4

SECURITY AGREEMENT SUPPLEMENT

August 5, 2004

Bank of America, N.A.,
    as the Administrative Agent for the
    Secured Parties referred to in the
    Credit Agreement referred to below

REFCO FINANCE HOLDINGS LLC

Ladies and Gentlemen:

        Reference is made to (i) the Credit Agreement dated as of August 5, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Refco Finance Holdings LLC, a Delaware limited liability company, New Refco Group Ltd., LLC, a Delaware limited liability company ("Holdings"), the Lenders party thereto, Bank of America, N.A., as the L/C Issuer, the Swing Line Lender and the Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), and the other Agents named therein, and (ii) the Security Agreement dated August 5, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

        Section 1.    Grant of Security.    The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

        Section 2.    Security for Obligations.    The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

        Section 3.    Supplements to Security Agreement Schedules.    The undersigned has attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

        Section 4.    Representations and Warranties.    The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement (as supplemented by the attached supplemental schedules) as of the date hereof.

        Section 5.    Obligations Under the Security Agreement.    The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

        Section 6.    GOVERNING LAW.    THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,
REFCO GROUP LTD., LLC
By:
Name:
Title:
Address for Notices:

BERSEC INTERNATIONAL LLC
HAUT COMMODITIES, LLC
KROECK & ASSOCIATES LLC
LIND-WALDOCK SECURITIES, LLC
MARSHALL METALS, LLC
MARKET EDUCATIONAL INSTITUTE, LLC
REFCO ADMINISTRATION, LLC
REFCO CAPITAL LLC
REFCO CAPITAL HOLDINGS, LLC
REFCO CAPITAL MANAGEMENT, LLC
REFCO CAPITAL TRADING LLC
REFCO FINANCIAL, LLC
REFCO FIXED ASSETS MANAGEMENT, LLC
REFCOFUND MANAGEMENT, LLC
REFCO F/X ASSOCIATES, LLC
REFCO GLOBAL CAPITAL MANAGEMENT LLC
REFCO GLOBAL FUTURES, LLC
REFCO GLOBAL HOLDINGS, LLC
REFCO INFORMATION SERVICES, LLC
REFCO MANAGED FUTURES, LLC
REFCO MORTGAGE SECURITIES, LLC
REFCO REGULATED COMPANIES, LLC
REFCO TRADING SERVICES, LLC
SUMMIT MANAGEMENT, (NEWCO) LLC
WESTMINSTER-REFCO MANAGEMENT LLC
All by:
Name:
Title:

Supplemental Schedule I to the
Security Agreement

CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL
IDENTIFICATION NUMBER

Grantor	Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.

Supplemental Schedule II to the
Security Agreement

PLEDGED EQUITY

Grantor	Issuer	Class of Equity Interest	Par Value (if applicable)	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares

Supplemental Schedule III to the
Security Agreement

COMMERCIAL TORT CLAIMS

[Describe nature of claim(s)—see Comment 5 to UCC Section 9-108]

Supplemental Schedule IV to the
Security Agreement

COLLATERAL DESCRIPTION

        "All personal property other than (A) motor vehicles the perfection of a security interest in which is excluded from the UCC, (B) any Letter-of-Credit Rights to the extent any Grantor is required by applicable law to apply the Proceeds of such Letter-of-Credit Rights for a specified purpose, (C) any General Intangible, Investment Property or other rights of a Grantor arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in respect of such General Intangible, Investment Property or other rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein are not negative pledges or similar undertakings in favor of a lender or other financial counterparty); provided that the limitation set forth in this clause (C) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by the UCC, (D) any Deposit Accounts of a Grantor, (E) any Securities Accounts of a Grantor and (F) any leasehold interest of any Grantor in any real property."

Supplemental Schedule V to the
Security Agreement

INTELLECTUAL PROPERTY

I.
Patents

Grantor	Patent Titles	Country	Patent No.	Applic. No.	Filing Date	Issue Date

II.
Trademarks

Grantor	Domain Name/Mark	Country	Mark	Reg. No.	Applic. No.	Filing Date	Issue Date

III.
Trade Names

Names

IV.
Copyrights (including exclusive copyright licenses)

Grantor	Title of Work	Country	Title	Reg. No.	Applic. No.	Filing Date	Issue Date

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  Exhibit 10.4